Exhibit 99.2

Company Presentation
February 2014

LUMOS NETWORKS

LUMOS NETWORKS

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking Statements

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans," "estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications and high speed data transport industry; our ability to offset expected revenue declines in legacy voice and access products related to the recent regulatory actions, wireless substitution, technology changes and other factors; our ability to effectively allocate capital and implement our "edge-out" expansion plans in a timely manner; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K and our Quarterly Reports filed on Forms 10-Q.

LUMOS NETWORKS

Advanced Fiber Network Driving Value for Our Customers


Lumos Networks provides next-generation communication solutions and tailored services to customers over an advanced fiber network

Lumos at a Glance

7,414 Fiber Route Miles as of 4Q13



Chicago, IL
Erie
PA
Altoona
Harrisburg
Pittsburgh
Columbus
OH
Cumberland
Morgantown
Hagerstown
Parkersburg
Clarksburg
WV
Winchester
Ashburn
Washington DC
Ashland
Charleston
Harrisonburg
Culpeper
Huntington
KY
Lewisburg
Covington
Waynesboro
Charlottesville
VA
Richmond
Bluefield
Roanoke
Lynchburg
Blacksburg
Bristol
Danville
Greensboro
Atlanta

- Fiber Network
- Edge Out Markets
- Internet Exchange Points
- Data Centers
- "Lit" Markets

Attractive Fundamentals

- Evolution of technology to Ethernet
- 4G LTE deployment by wireless carriers
- Unique network assets in footprint
- Contiguous wavelength / data center opportunities

Revenue Opportunities

	Current[1]		Market Opportunity[2]
Fiber to the Cell ("FTTC")	608	→	~4,000
On-Net Buildings	1,344	→	20,000+
Connected Data Centers	12	→	~80

[1] As of 12/31/2013.
[2] Based on Lumos Networks' internal research and analysis of data from research, surveys and studies conducted by third parties, such as Tower Source (for FTTC sites), Equifax Telecom and Stratsoft (for On-Net buildings) and public records databases (for data centers).

LUMOS NETWORKS

Exponential Growth in Bandwidth Demand

Bandwidth Demand Drivers

- Proliferation of network connected devices and locations
  - 2013 to 2018 tablets, mobile phones and M2M traffic growth rates of 87%, 63% and 113%, respectively
- Rapid growth in rich media applications
  - In 2017, nearly a million minutes of video content will cross global IP networks every second
- Spectrum constraints require increased efficiency to manage mobile data traffic
- Adoption of network-centric computing services, e.g. Cloud
- Increased outsourcing of IT infrastructure

Source: Cisco Visual Networking Index 2014.

U.S. Mobile IP Traffic


Web & Data
Video
2.0 EB
1.5 EB
1.0 EB
0.5 EB
0.0 EB
Exabytes ("EB") per Month
~5x Increase from 2013 to 2017
2013
2014
2015
2016
2017

U.S. Business IP Traffic


Web & Data
Video
5.0 EB
4.0 EB
3.0 EB
2.0 EB
1.0 EB
0.0 EB
Exabytes ("EB") per Month
~2x Increase from 2013 to 2017
2013
2014
2015
2016
2017

LUMOS NETWORKS

Data Products and Solutions

Carrier Data *(~50% of Data Revenue)*	▪ FTTC backhaul from cell sites to support 4G LTE growth ▪ IP-based Ethernet transport ▪ High-bandwidth transport (wavelengths)
Enterprise Data *(~35% of Data Revenue)*	▪ Ethernet connectivity among multiple locations ▪ Dedicated Internet connections ▪ Speeds up to 100 Gbps
IP Services *(~15% of Data Revenue)*	▪ Video ▪ Broadband / DSL ▪ Voice over IP ("VoIP")

Evolution of Revenue Mix to Data

- Solutions-centric sales organization
- Continued shift of resources towards Data
- ***Long-Term Goal:*** Continued increase in data revenue to achieve 10% to 15% annual growth and 80% of revenue mix [1]



Revenue by Segment
Data
Legacy Voice
Access
Long-Term Goal for Annual Growth 1
+12%
Data Revenue Mix
49%
61%
80%
10% – 15%
(10%) – (15%)
(10%) – (15%)
$25.0
$17.8
$8.3
$31.2
$13.3
$6.5
4Q11 2
4Q13
Long-Term Goal 1

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved.
[2] Prior period revenue amounts have been reclassified to conform with the current year presentation.

LUMOS NETWORKS

Fiber to the Cell Opportunities Accelerate

Dramatic Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements



	1999 - 2003	2004 - 2007	2012+
Devices			
Backhaul Technology	T1	T1 / SONET	Moving to Carrier Ethernet
Use Case	Voice / Text	Voice / Text / Email	Voice / Text / Email / Rich Media / Streaming Video...

Compelling Site Economics

- ✓ Scalable bandwidth capability drives margin expansion
- ✓ Long-term contracts
- ✓ Attractive return on investments

Strong FTTC Growth Opportunity in Our Footprint

- Early innings of 4G LTE rollout
  - Significant 4G LTE build out opportunity in footprint, including from network densification
  - Few sites with Carrier Ethernet fiber connectivity
- Carrier Ethernet network more scalable / attractive than Ethernet over SONET networks of many competitors
- Operating leverage within FTTC product drives margin expansion opportunity

Anticipated FTTC Trends

	Today		Long-Term Estimate [1]
FTTC Installations	608	→	1,500
Tenants per Site	1.4	→	1.7 - 2.0
Bandwidth per Site	50 - 100 MB	→	200 - 400 MB
Monthly Revenue per Site	~$2,500	→	~$4,000

FTTC Opportunity


800+ Sites Targeted by 2014YE
CAGR: 105%
71
+77
148
+222
370
+238
608
1,500 [2]
4Q10
4Q11
4Q12
4Q13
Long-Term Goal

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.

[2] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved.

On-Net Building Expansion Trends Continue

- 100% fiber fed portfolio of lit buildings
- Average growth of ~12 buildings/month over the last 12 months
- Increases on-net revenue and opens up opportunity for additional FTTC builds
- Connected to 12 data centers

On-Net Buildings



CAGR: 21%
752
1,051
1,196
1,344
4Q10
4Q11
4Q12
4Q13

20,000+ Buildings within 1 Mile of Existing Network [1]

[1] Based on Lumos Networks' analysis of data from Equifax Telecom and Stratsoft.

LUMOS NETWORKS

Edge-Out Strategy Driven by Customer Demand

- Expanding into contiguous markets to capture new carrier and enterprise opportunities
- Leveraging existing customer base and assets with experienced in-market teams
- Richmond, VA and Western PA meaningfully increase addressable market

Richmond, VA

- Recently "lit up" 110 metro-mile fiber network
- Anchor enterprise and carrier customers signed
- Additional data center opportunities in Richmond and the Ashburn/Washington, D.C. corridor
- $3.4m in annualized sales bookings

Western PA

- Expansion of fiber assets in Western PA – leverage existing fiber by adding on / off ramps
- Offer diverse routes in and out of Pittsburgh
- Completed key routes from Pittsburgh to Harrisburg, PA and Ashburn, VA

Project Ark

- New MEF certified Carrier Ethernet MPLS/IP Fiber Network
- Ark will provide total throughput of up to ~1 Terabyte of bandwidth (equivalent to 1,500 FTTC sites at 200-400 Mbps each)
- Geared for FTTC Traffic but available for selected large Enterprise Customers
- Allows Significant Bandwidth Increases without Major Equipment Upgrades
- Scheduled for Completion in 2014

LUMOS NETWORKS

Disciplined Capital Investment Strategy

Metric	Target
Success-Based Capex	~75%
Capex as a % of Revenue	~30% – 35%
EBITDA Payback	< 48 Months
Return on Investment (EBITDA After Tax)	~10% – 15%
2013 Total Capex Investment	$68 million
FY2014 Total Capex Investment Guidance	$70 – $75 million

LUMOS NETWORKS

Financial Highlights

- Continued shift in revenue and EBITDA mix to Data
- Attractive margin profile for high growth Data segment
- Predictable cash flow from Legacy Voice and Access segments
- Disciplined capital investment strategy
- Solid liquidity and capital structure support growth investment

LUMOS NETWORKS

Selected Financial Highlights

Data Revenue


($ in Millions)
$29.7
$30.0
$30.4
$31.2
1Q13
2Q13
3Q13
4Q13

Data as a % of Total Revenue


56.6%
57.4%
58.9%
61.2%
1Q13
2Q13
3Q13
4Q13

Data Gross Margin [1]


81.3%
82.2%
82.3%
82.3%
1Q13
2Q13
3Q13
4Q13

Data Adjusted EBITDA Margin [2]


46.4%
44.6%
41.4%
44.8%
1Q13
2Q13
3Q13
4Q13

[1] Defined as operating revenues less network access costs divided by operating revenues for Strategic Data segment.
[2] Defined as Adjusted EBITDA divided by operating revenues for Strategic Data segment.

4Q13 Snapshot

4Q13 Metrics

($ in Millions)	4Q12	3Q13	4Q13
Revenue	$52.7	$51.6	$51.0
Adjusted EBITDA	$23.2	$23.0	$24.0
% Margin	*44.1%*	*44.6%*	*47.1%*
Capital Expenditures	$16.0	$19.0	$22.6
% of Revenue	*30.3%*	*36.8%*	*44.3%*

4Q13 Balance Sheet & Valuation

($ in Millions)	
Cash and Marketable Securities	$52.6
Total Long-Term Debt	$380.0
Net Long-Term Debt	$327.4
Market Capitalization [1]	$464.3
Enterprise Value	$791.7
Dividend Yield	2.7%

[1] Based on closing share price of $21.00 as of 12/31/2013 and 22,108,570 shares outstanding as of 12/31/2013

Key 4Q13 Accomplishments

- Data growth of over 7% YoY
- Data comprises 61% of total revenue
- Completed installation of 68 FTTC sites
- Maintained 75% ratio for success-based capital projects
- Continued progress towards the build-out of fiber network in Western PA
- Completed Plans for Project Ark: Carrier Ethernet MPLS-IP Network focused on FTTC traffic

LUMOS NETWORKS

Liquidity and Debt Maturities

- Debt refinancing completed in April 2013
- Liquidity to support growth capital requirements
  - $52.6 million in cash and marketable securities
  - $50 million undrawn revolver capacity
- No near term debt maturities

Capitalization

($ in Millions)	As of 12/31/13
Cash and Marketable Securities	$52.6
Revolving Credit Facility ($50MM)	$0.0
Term Loan A	100.0
Term Loan B	273.6
Capital Leases	6.4
Total Debt	**$380.0**

Debt Maturity Profile

($ in Millions)



$5.25
$7.7
$7.7
$12.8
$80.2
$259.9
2014
2015
2016
2017
2018
2019

Note: Excludes capital leases.

LUMOS NETWORKS

Historical Financial Metrics by Segment

($ in Millions)	FY 2012				FY 2013				% of 4Q13
	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	Total
Revenue									
Data	$25.9	$26.6	$27.4	$29.1	$29.7	$30.0	$30.4	$31.2	*61.2%*
Legacy Voice	16.7	16.1	16.0	15.3	14.8	14.3	14.0	13.3	*26.1%*
Access	8.8	8.1	8.6	8.3	8.0	8.0	7.2	6.5	*12.7%*
Total Revenue	**$51.4**	**$50.8**	**$52.0**	**$52.7**	**$52.5**	**$52.3**	**$51.6**	**$51.0**	**100.0%**
% Sequential Growth	*(0.6%)*	*(1.2%)*	*2.3%*	*1.4%*	*(0.3%)*	*(0.4%)*	*(1.3%)*	*(1.2%)*	
% YoY Growth by Segment									
Data	*18.1%*	*16.5%*	*15.7%*	*16.0%*	*14.6%*	*12.9%*	*10.8%*	*7.4%*	
Legacy Voice	*(16.7%)*	*(16.1%)*	*(14.0%)*	*(13.8%)*	*(11.1%)*	*(11.5%)*	*(12.2%)*	*(13.1%)*	
Access	*(17.4%)*	*(19.2%)*	*(7.8%)*	*0.1%*	*(9.2%)*	*(0.7%)*	*(16.0%)*	*(21.8%)*	
Adjusted EBITDA									
Data	$12.2	$12.4	$12.6	$13.7	$13.8	$13.4	$12.6	$14.0	*58.2%*
Legacy Voice	4.0	3.3	3.8	3.8	4.9	5.1	5.1	5.0	*21.0%*
Access	6.1	5.4	5.9	5.7	6.0	6.1	5.3	5.0	*20.8%*
Total Adjusted EBITDA	**$22.3**	**$21.1**	**$22.3**	**$23.2**	**$24.7**	**$24.6**	**$23.0**	**$24.0**	**100.0%**
% YoY Growth	*(8.1%)*	*(15.7%)*	*(9.6%)*	*0.9%*	*10.8%*	*16.3%*	*3.5%*	*3.5%*	
% Margin	*43.4%*	*41.6%*	*42.9%*	*44.1%*	*47.0%*	*46.9%*	*44.6%*	*47.1%*	
Capital Expenditures									
Data	$14.6	$11.8	$11.6	$13.2	$11.8	$11.2	$13.6	$16.4	*72.6%*
Legacy Voice	0.2	0.1	0.1	0.1	0.1	0.3	0.7	0.7	*2.7%*
Access	0.3	0.1	0.2	0.1	0.2	0.5	0.8	0.2	*1%*
Corporate / Unallocated	2.3	(0.3)	3.0	2.7	3.0	(0.3)	3.9	5.3	*23.7%*
Total Capital Expenditures	**$17.4**	**$11.6**	**$14.9**	**$16.0**	**$15.0**	**$11.7**	**$19.0**	**$22.6**	**100%**

LUMOS NETWORKS

Financial Model

($ in Millions)	2013 Actual	4Q13 Actual	1Q14 Guidance[1]	FY 2014 Guidance[1]	Long –Term Goal for Annual Growth [2]
Revenue					
Data	**$121.3**	**$31.2**	$31 - $32	$129 - $131	+10-15% ↑
% of Total	58.5%	61.2%	61%-62%	64-65%	
Legacy Voice	**$56.5**	**$13.3**	$12.5- $13	$47 - $48	-10-15% ↓
% of Total	27.2%	26.1%	25-26%	23-24%	
Access	**$29.7**	**$6.5**	$6.5 - $7	$24-$25	-10-15% ↓
% of Total	14.3%	12.7%	13-14%	~12%	
Total	**$207.5**	**$51.0**	**$50 - $51**	**$200 - $204**	**+1-5%** ↑
Adjusted EBITDA					
$	**$96.3**	**$24.0**	**$22.5 - $23**	**$94 - $96**	**NA**
%	**46.4%**	**47.1%**	**45%-46%**	**~47.0%**	**47%+**
Capital Expenditures					
% Success-Based	**75%**	**75%**	**75%**	**75%**	**75%**
Total	**$68.3**	**$22.6**	**$18 - $20**	**$70 - $75**	**~33%-35% of Revenue**

[1] Guidance as of date of 4Q13 earnings release dated February 25, 2014.

[2] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved.

2014 Financial Guidance

Lumos Networks Corp.

Business Outlook [1] (as of February 25, 2014)

(In millions)	2014 Guidance [1]	
	First Quarter 2014	2014 Annual
Operating Revenues	$ 50 to $ 51	$ 200 to $ 204
Adjusted EBITDA	$ 22.5 to $ 23	$ 94 to $ 96
Capital Expenditures	$ 18 to $ 20	$ 70 to $ 75
Cash, Cash Equivalents and Marketable Securities (at end of period)	$ 47 to $ 49	$ 28 to $ 33
Reconciliation of Operating Income to Adjusted EBITDA		
Operating Income	approximately $10	$ 41 to $ 43
Depreciation and amortization	approximately $12	approximately $48
Equity based compensation charges	approximately $1	approximately $4
Amortization of actuarial losses	< $1	approximately $1
Adjusted EBITDA	$ 22.5 to $ 23	$ 94 to $ 96

1 These estimates are based on management's current expectations. These estimates are forward-looking and actual results may differ materially. Please see "Special Note from the Company Regarding Forward-Looking Statements" in the Lumos Networks Corp. fourth quarter 2013 earnings release dated February 25, 2014.

Reconciliation of Net Income Attributable to Lumos Networks Corp. to Operating Income

($ in Millions)	Year Ended					
	FY2008	FY2009	FY2010	FY2011	FY2012	FY2013
Net Income (Loss) Attributable to Lumos Networks Corp.	$22.7	$23.4	$20.8	($43.9)	$16.3	$17.8
Net Income Attributable to Noncontrolling Interests	0.0	0.0	0.1	0.1	0.1	0.1
Net Income (Loss)	22.8	23.4	20.9	(43.9)	16.4	17.9
Interest Expense	1.4	1.5	5.8	12.0	11.9	14.2
Loss on Interest Rate Derivatives	-	-	-	-	1.9	0.1
Income Tax Expense (Benefit)	14.9	15.8	14.5	(4.4)	11.0	12.0
Other (Income) Expense, net	(0.1)	(0.1)	(0.0)	(0.1)	(0.1)	1.6
Operating Income (Loss)	**$39.0**	**$40.5**	**$41.1**	**($36.4)**	**$41.2**	**$45.8**

($ in Millions)	Three Months Ended							
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013
Net Income Attributable to Lumos Networks Corp.	$5.3	$2.8	$6.3	$1.9	$6.4	$4.8	$2.5	$4.1
Net Income (Loss) Attributable to Noncontrolling Interests	0.0	(0.1)	0.1	0.0	0.1	0.0	0.0	-
Net Income	5.3	2.7	6.5	2.0	6.5	4.8	2.6	4.1
Interest Expense	3.0	2.9	3.1	2.9	3.1	3.4	3.8	3.8
(Gain) Loss on Interest Rate Derivatives	(0.1)	0.4	0.3	1.3	(0.2)	(0.3)	0.6	0.0
Income Tax Expense	3.4	3.0	3.6	1.0	4.3	3.2	1.5	3.0
Other (Income) Expense, net	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	0.9	(0.1)	0.8
Operating Income	**$11.6**	**$9.0**	**$13.3**	**$7.2**	**$13.7**	**$12.1**	**$8.3**	**$11.7**

Adjusted EBITDA Reconciliation

($ in Millions)	Year Ended			
	FY2010	FY2011	FY2012	FY2013
Operating Income (Loss)	$41.1	($36.4)	$41.2	$45.8
Depreciation and Amortization	31.4	43.2	39.0	42.4
Equity Based Compensation	1.5	2.4	3.9	6.8
Asset Impairment Charge	-	86.3	-	-
Amortization of Actuarial Losses	-	-	1.8	1.2
Business Separation Charges	-	1.4	-	-
Acquisition Related Charges	3.0	0.1	-	-
Employee Separation Charges	-	-	2.4	-
Restructuring Charges	-	-	3.0	0.1
Gain on Settlements, net	-	-	(2.3)	-
Adjusted EBITDA	$77.1	$96.9	$88.9	$96.3

($ in Millions)	Three Months Ended							
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013
Operating Income	$11.6	$9.0	$13.3	$7.2	$13.7	$12.1	$8.3	$11.7
Depreciation and Amortization	9.3	8.8	9.7	11.2	9.6	10.8	11.2	10.8
Equity Based Compensation	1.0	0.8	1.1	1.0	1.0	1.3	3.2	1.2
Asset Impairment Charge	-	-	-	-	-	-	-	-
Amortization of Actuarial Losses	0.4	0.5	0.4	0.5	0.3	0.3	0.3	0.3
Business Separation Charges	-	-	-	-	-	-	-	-
Acquisition Related Charges	-	-	-	-	-	-	-	-
Employee Separation Charges	-	2.0	0.1	0.3	-	-	-	-
Restructuring Charges	-	-	-	3.0	0.0	-	0.0	-
Gain on Settlements, net	-	-	(2.3)	-	-	-	-	-
Adjusted EBITDA	$22.3	$21.1	$22.3	$23.2	$24.7	$24.6	$23.0	$24.0